CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Columbia Funds Variable Series Trust II of our reports dated as indicated in Appendix A, relating to the financial statements and financial highlights, which appear in the Annual Reports on Form N-CSR of the funds indicated in Appendix A for the year ended December 31, 2018. We also consent to the references to us under the headings “Financial Highlights”, “Consolidated Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 25, 2019

Appendix A

Fund Name	Date of Most Recent Audited Report
Columbia Variable Portfolio — Balanced Fund	2/20/2019
Columbia Variable Portfolio — Commodity Strategy Fund	2/20/2019
Columbia Variable Portfolio — Core Equity Fund	2/20/2019
Columbia Variable Portfolio — Disciplined Core Fund	2/20/2019
Columbia Variable Portfolio — Dividend Opportunity Fund	2/20/2019
Columbia Variable Portfolio — Emerging Markets Bond Fund	2/20/2019
Columbia Variable Portfolio — Emerging Markets Fund	2/20/2019
Columbia Variable Portfolio — Global Strategic Income Fund	2/20/2019
(formerly Columbia Variable Portfolio — Global Bond Fund)
Columbia Variable Portfolio — Government Money Market Fund	2/20/2019
Columbia Variable Portfolio — High Yield Bond Fund	2/20/2019
Columbia Variable Portfolio — Income Opportunities Fund	2/20/2019
Columbia Variable Portfolio — Intermediate Bond Fund	2/20/2019
Columbia Variable Portfolio — Large Cap Growth Fund	2/20/2019
Columbia Variable Portfolio — Large Cap Index Fund	2/20/2019
Columbia Variable Portfolio — Limited Duration Credit Fund	2/20/2019
Columbia Variable Portfolio — Mid Cap Growth Fund	2/20/2019
Columbia Variable Portfolio — Mid Cap Value Fund	2/20/2019
Columbia Variable Portfolio — Overseas Core Fund	2/20/2019
Columbia Variable Portfolio — Select Large Cap Equity Fund	2/20/2019
Columbia Variable Portfolio — Select Large-Cap Value Fund	2/20/2019
Columbia Variable Portfolio — Select Smaller-Cap Value Fund	2/20/2019
Columbia Variable Portfolio — Seligman Global Technology Fund	2/20/2019
Columbia Variable Portfolio — U.S. Equities Fund	2/21/2019
Columbia Variable Portfolio — U.S. Government Mortgage Fund	2/20/2019
CTIVP® — American Century Diversified Bond Fund	2/21/2019
CTIVP® — AQR International Core Equity Fund (formerly CTIVPSM Pyramis® International Equity Fund)	2/21/2019
CTIVP® — BlackRock Global Inflation—Protected Securities Fund	2/20/2019
CTIVP® — CenterSquare Real Estate Fund	2/21/2019
CTIVP® — DFA International Value Fund	2/21/2019
CTIVP® — Loomis Sayles Growth Fund	2/20/2019
CTIVP® — Los Angeles Capital Large Cap Growth Fund	2/21/2019
CTIVP® — MFS® Blended Research® Core Equity Fund	2/20/2019
CTIVP® — MFS® Value Fund	2/21/2019
CTIVP® — Morgan Stanley Advantage Fund	2/21/2019
CTIVP® — Oppenheimer International Growth Fund	2/21/2019
CTIVP® — T. Rowe Price Large Cap Value Fund	2/21/2019
CTIVP® — TCW Core Plus Bond Fund	2/21/2019
CTIVP® — Victory Sycamore Established Value Fund	2/20/2019
CTIVP® — Wells Fargo Short Duration Government Fund	2/21/2019
CTIVP® — Westfield Mid Cap Growth Fund	2/21/2019
Variable Portfolio — Aggressive Portfolio	2/20/2019
Variable Portfolio — Columbia Wanger International Equities Fund	2/21/2019
Variable Portfolio — Conservative Portfolio	2/20/2019
Variable Portfolio — Managed Volatility Moderate Growth Fund	2/20/2019
Variable Portfolio — Moderate Portfolio	2/20/2019
Variable Portfolio — Moderately Aggressive Portfolio	2/20/2019
Variable Portfolio — Moderately Conservative Portfolio	2/20/2019
Variable Portfolio — Partners Core Bond Fund	2/21/2019
Variable Portfolio — Partners Small Cap Growth Fund	2/21/2019
Variable Portfolio — Partners Small Cap Value Fund	2/20/2019